Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
This Agreement is made on June 30, 2009 (“Execution Date”)
BETWEEN THE UNDERSIGNED:
UNILIFE MEDICAL SOLUTIONS LIMITED ABN 14 008 071 403, a corporation existing and organized under the laws of Australia, having its registered office at Suite 3, Level 11, 1 Chifley Square, Sydney NSW 2000, Australia, represented by Mr Alan Shortall, Director, (hereafter referred to as “UNILIFE”)
hereinafter collectively referred to as “UNILIFE”,
ON THE ONE PART,
AND:
SANOFI WINTHROP INDUSTRIE, a company existing and organized under the laws of France, having its registered office at 82, avenue Raspail, 94255 Gentilly, France, represented by Mr Philippe Luscan, Chairman and Chief Executive Officer, and Mr Gérard Touratier, Chief Financial Officer, (hereafter referred to as “SWIND”), acting on its behalf and on behalf of its Affiliates, and in particular AVENTIS PHARMA S.A.
hereinafter referred to as “SWIND”,
ON THE OTHER PART,
WITNESSETH:
WHEREAS, AVENTIS PHARMA SA, and UNILIFE have signed on respectively November 20th 2006 for AVENTIS PHARMA SA, and December 11, 2006, for UNILIFE a Memorandum of Understanding (“MOU”) in order to allow AVENTIS PHARMA SA to evaluate certain ready to fill prototype syringes based on/using UNILIFE’s safety syringe technology with a view to using the Ready to Fill Syringe Range utilizing this technology for its pharmaceutical specialties.
WHEREAS, The Parties have completed an early technical evaluation on UNILIFE Ready to Fill Syringes technology based on the prototypes provided by UNILIFE to SWIND; to define the following steps of their collaboration and allow SWIND an exclusive access to the UNILIFE Ready to Fill Syringe safety syringe technology, they have in addition signed an agreement on June 30, 2008 as amended (hereafter the “Exclusive Agreement”) and attached to the Agreement as Exhibit 1.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
WHEREAS, Under such Exclusive Agreement, the first step of the collaboration between the Parties is to negotiate and settle the final provisions of an industrialisation agreement for the Product design, development and industrial scaling up of the Product, as such term is defined hereafter, by UNILIFE.
WHEREAS, UNILIFE is willing to industrialize the Product for SWIND and its Affiliates.
NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Parties have agreed as follows:
ARTICLE 1 — DEFINITIONS
The following terms as used in this Industrialisation Agreement shall have the meanings set forth in this Article 1:
1.1
“Affiliates” shall mean any company which, directly or indirectly, controls or is controlled or is under common control with a Party hereto, by means of ownership of more than fifty percent (50%) of the voting stock or similar interest in said company.

1.2	“Agreement” shall mean this Industrialisation Agreement, including its exhibits.

1.3	“Associate’’ has the meaning given to it in sections 11-17 of the Australian Corporations Act 2001 (Cth).

1.4
“Base Technology” of a Party shall mean any Intellectual Property Rights existing and owned by that Party and/or its Affiliates or agents on or before the Effective Date relating to the RTFS technology or the Product and, for UNILIFE, includes the Patents.

1.5
“Business Day” shall mean any day which is not a Saturday, a Sunday or a public holiday, in France, in the United States and/or in Australia, as applicable to the performance of an obligation under this Agreement by a Party in a particular country.

1.6	“Change of Control Event’’ shall mean:
1.6.1
a takeover bid being made to the holders of UNILIFE shares which becomes unconditional and will result in a single person or entity together with their Associates owning 50% or more of the shares of UNILIFE;

1.6.2	through the acquisition of shares in UNILIFE a single person or entity together with their Associates is able to determine the majority composition of the Board of UNILIFE (“Board”); or

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
1.6.3	any other event which the Board determines, in its absolute discretion, to be a change of control, but, for the avoidance of doubt, a ‘Change of Control Event’ does not include, unless otherwise determined by the Board, either an internal restructure of the UNILIFE group or a transaction whereby the UNILIFE group is redomiciled by imposing a new parent company of the UNILIFE group (including where such transaction is effected by a scheme of arrangement under the Australian Corporations Act 2001 (Cth)). This exception to a “Change of Control Event” includes a scheme of arrangement pursuant to which:
(a)	a subsidiary of UNILIFE will become the new parent company of UNILIFE; or

(b)
the shareholders of UNILIFE on the record date of the scheme of arrangement will be entitled to be issued shares equal to at least 50% of the issued ordinary share capital of the new parent company of UNILIFE on the implementation date of the scheme of arrangement.

1.7 “Change of Control Proposal” shall mean:
1.7.1
any expression of interest, proposal or offer for a takeover bid, scheme of arrangement, merger or amalgamation which would result in a single person or entity together with their Associates owning 50% or more of the shares of UNILIFE;

1.7.2	any expression of interest, proposal or offer to acquire all or a substantial part of the assets or business of UNILIFE; or

1.7.3	any expression of interest or proposal for UNILIFE to issue 25% or more of its shares or other securities to a single person or entity or their Associates, in each case which is recommended by the Board of UNILIFE but, for the avoidance of doubt, a ‘Change of Control Proposal’ does not, unless the Board determines otherwise, include any expression of interest, proposal or offer in relation to or to effect either an internal restructure of the UNILIFE group or a transaction whereby the UNILIFE group would redomicile by imposing a new parent company of the UNILIFE group (including where such transaction would be effected by a scheme of arrangement under the Australian Corporations Act 2001 (Cth)). This exception to a “Change of Control Proposal” includes any expression of interest, proposal or offer in relation to or to effect a scheme of arrangement pursuant to which:
(a)	a subsidiary of UNILIFE would become the new parent company of UNILIFE; or
(b)
the shareholders of UNILIFE on the record date of the scheme of arrangement would be entitled to be issued shares equal to at least 50% of the issued ordinary share capital of the new parent company of UNILIFE on the implementation date of the scheme of arrangement.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
1.8
“COGs” shall mean costs of goods and includes all material, packaging, inbound freight, storage, inspection and handling costs prior to production, all employees related expenses involved in the processing, qualification, testing and release of the Final Product, sterilization, equipment depreciation, occupancy costs, utilities, supervisory labor, maintenance, supplies and related support costs required to produce the Final Product.

1.9
“Co-Invention” shall mean an Invention (other than Base Technology or Future Technology) which is conceived, reduced to practice or created by the Parties together during the term of this Agreement and which concerns the RTFS technology or the Product, even if any of the conception, reduction to practice or creation of such Invention was started before the Effective Date or continues after the term of this Agreement.

1.10	“Competing Product” means any syringe product with an integrated retraction mechanism.

1.11	“Confidential Information” means information (wherever and in whatever form it was obtained) proprietary or confidential to a Party including:
1.11.1	in relation to any of a Party’s (whenever it was obtained) or its Affiliates’ business, operations or strategies;

1.11.2	the terms of this Agreement;

1.11.3	information designated as confidential by a Party;
1.11.4	information acquired by the other Party solely by virtue of provisions of this Agreement;

1.11.5	the Products, Intellectual Property Rights or other property of a Party or its Affiliates; and

1.11.6	actual or prospective customers, clients or competitors of a Party or its Affiliates.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
1.12	“Development Program” shall mean the detailed description of the Industrialisation and corresponding requirements, including the Milestones as set out in Exhibit 2 to this Agreement.

1.13	“Effective Date” shall mean retroactively July 1st, 2008.

1.14	“Exclusive Agreement’’ has the meaning given to that term in the recitals.

1.15	“Final Product” shall mean the Product produced once the Industrialisation program is completed.

1.16
“Future Technology” of a Party shall mean all Inventions (i) based upon any Base Technology or other background or pre-existing technology or Intellectual Property Rights of that Party or (ii) relating to the RTFS technology or the Product which are conceived, reduced to practice or created by that Party and/or its Affiliates or agents from and after the Effective Date independently of the other Party. Future Technology may also comprise Inventions as referred to hereabove whose conception, reduction to practice or the creation of which has already started before the Effective Date and/or goes on after the term of this Agreement

1.17
“Good Distribution Practices” or “GDP” means those practices and standards which are part of GMP and that require that medicinal products are consistently stored, transported and handled under suitable condition as required by the product specification and that are set forth in the European Union Guidelines on GDP of Medicinal Products for Human Use (94/C 63/03), and any subsequent or future revisions of such guidelines.

1.18
“Good Manufacturing Practices” or “GMP” means those practices laid down in international guidelines and regulations such as the GMP rules of the World Health Organisation, the United States Code of Federal Regulations (Title 21, Parts 210-211, as well as Parts 808, 812 and 820), and the European Union Guide to Good Manufacturing Practice including Annexes in the Production of Pharmaceutical Products, and any subsequent or future revisions of such guidelines and regulations.

1.19
“Harm” means any significant negative and unreasonable impact on SWIND’s obligations or benefits under this Agreement and/or its business (including where a competitor of SWIND (i) becomes a subcontractor in respect of UNILIFE’s obligations under this Agreement or (ii) together with its Associates, becomes an owner of 50% or more of the shares of UNILIFE) that SWIND can establish to UNILIFE’s reasonable satisfaction will arise as a direct result of the occurrence of the subcontracting or the Change of Control Event, as the case may be.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
1.20
“Industrialisation” shall mean the design development and industrialisation program to be performed by UNILIFE subject to and in accordance with the terms and conditions of this Agreement in order that UNILIFE finalizes the RTFS design to ensure that it meets all necessary requirements for medical devices, drug compatibility, filling processes and other requirements as may be deemed necessary and provides to SWIND production quality products for verification, validation and qualification purposes.

1.21
“Intellectual Property Rights” shall mean patents and patent applications, know-how (including, in particular, unpatented technical and other information such as, but without prejudice to the generality of the foregoing, ideas, concepts, inventions, discoveries, data, formulae, specifications, procedures, protocols, processes, results of experimentation or tests), utility models, trademarks, design rights, copyrights and any other proprietary rights, whether or not registered.

1.22
“Invention” shall mean any invention (whether patentable or not) which may be used with the RTFS technology or with, for or in relation to the Product or which arises from or in connection with the performance of any Party’s obligations under this Agreement.

1.23
“Material Obligation” means any obligation of a party under this Agreement which, considering the general nature of this Agreement as a whole, is of such importance to a Party that it would not have entered into this Agreement unless substantial performance of that obligation was assured and such was apparent to the other Party at the time of entering into this Agreement. However, Material Obligation does not include obligations in relation to:

(a)	accounting matters; or

(b)	any minor, procedural or administrative matter the breach of which does not significantly reduce a Party’s benefits or significantly increase its obligations under this Agreement.
1.24	“Milestone” shall mean each one of the milestones identified in the Development Program as set forth in Exhibit 2.

1.25	“Party” shall mean UNILIFE or SWIND, as the case may be, and “Parties” shall mean UNILIFE and SWIND collectively.

1.26
“Patents” shall mean all international and national patent applications relating to the RTFS technology and, including the following international PCT (and corresponding non-PCT) applications and any national patent or patent application derived therefrom or corresponding thereto being numbers WO2006/119570, WO2006/108243, WO2004/082747, WO2005/072801, and any Patent Rights arising out of or relating to such patents applications and relating to the RTFS.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
1.27
“Patent Rights” shall mean patent applications or patents, author certificates, inventor certificates, utility certificates, improvement patents and models and certificates of addition and all foreign counterparts of them of UNILIFE and includes any divisions, renewals, continuations, continuations-in part, extensions, reissues, substitutions, confirmations, registrations, revalidation or additions of or to them, as well as any supplementary protection certificate in respect of them, relating to the RTFS.

1.28
“Product” shall mean the RTFS existing on the Effective Date for use in/for the RTFS Market and any variation in sizes or functionality as has been developed by UNILIFE and/or SWIND for use in the RTFS Market prior to the present Agreement.

1.29
“Product Know-How” shall mean unpatented technical and other information including, but without prejudice to the generality of the foregoing, ideas, concepts, inventions, discoveries, data, formulae, specifications procedures for experiments and tests and other protocols, processes, results of experimentation and testing and assay protocols, relating directly or indirectly to the Products and known to UNILIFE, of which UNILIFE is the proprietor.

1.30	“RTFS” shall mean UNILIFE’s Ready to Fill Syringe safety syringe with integrated auto and controlled retraction intended to be supplied to pharmaceutical companies as a drug delivery device.

1.31	“RTFS Market” shall mean the market for sterile syringe products for use for ready to fill or primary packaged drug delivery solutions.

1.32	“UNILIFE Intellectual Property” shall mean the Patents, Patent Rights and Product Know-How already existing on the Effective Date.
In this Agreement:
unless the context otherwise requires, all references to a particular article or paragraph shall be a reference to that article or paragraph in or to this Agreement as the same may be amended from time to time pursuant to this Agreement;
headings are inserted for convenience only and shall be ignored in construing this Agreement;
unless the contrary intention appears, words importing the masculine gender shall include the feminine and vice versa and words in the singular include the plural and vice versa;
unless the contrary intention appears, words denoting persons shall include any individual, partnership, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality;

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
reference to the words “include” or “including” are to be construed without limitation to the generality of the preceding words; and
reference to any statute or regulation includes any modification or re-enactment of that statute or regulation.
ARTICLE 2 — SCOPE OF THIS AGREEMENT
2.1
SWIND hereby entrusts UNILIFE with, which in turn accepts, the performance of the Industrialisation according to the terms and conditions set forth in this Agreement including the Development Program, which is attached hereto as Exhibit 2.

2.2
The timetable and the Milestones for the Industrialisation of the Product are set forth in the Development Program. UNILIFE undertakes and warrants to carry out the Industrialisation in accordance with the timetable and to use its best efforts to achieve the Milestones at the dates set forth in Exhibit 2, unless a failure to do so is as a direct result of SWIND. In such cases, both Parties shall discuss in good faith the consequences of said delay and the way to resolve it. UNILIFE shall carry out its obligations under this Agreement with all due care and skill and in accordance with all relevant legislation and regulatory standards, including GMP and GDP, and quality standards such as ISO 13485.

2.3
The parties agree that the attached Exhibit 2 is a tentative Development Program which the parties undertake to finalize within sixty (60) Business Days of the Execution Date. If the parties fail to finalize the Development Program within the sixty (60) Business Days, the attached Exhibit 2 will be the final Development Program.

ARTICLE 3 — COLLABORATION BETWEEN THE PARTIES
3.1
UNILIFE and SWIND shall each designate an individual to be responsible for the performance of this Agreement (“Responsible Person”) and the individuals shall cooperate and consult with each other on a reasonable basis and frequency in relation to the Industrialisation under this Agreement. UNILIFE and SWIND shall appoint their respective Responsible Person plus two other representatives each to a steering committee, which representatives shall jointly be referred to as the “Steering Committee”. The Steering Committee shall meet regularly throughout the course of the Agreement and, in any event, no less frequently than every six months. At such meetings which, unless otherwise agreed, are to take place in an agreed form mutually convenient to all the members of the Steering Committee (whether it be meetings in person, over the telephone or otherwise), questions relating to the subject matter of this Agreement shall be discussed to review the general implementation of this Agreement and to solve any pending issues in relation thereto.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
3.2
The Responsible Persons of UNILIFE and SWIND will have exchanges of information on the Industrialisation on a reasonable basis, no less than [***]. In addition, UNILIFE will submit to SWIND updates on the progress of the Industrialisation from time to time as agreed between the Responsible Persons, but no less than [***], and will submit Milestone final reports as provided in Exhibit 2 hereto within [***].

3.3	For the performance of the Industrialisation, UNILIFE will use its own premises.

3.4
UNILIFE shall itself exclusively determine the members of the team performing the Industrialisation and undertakes to ensure that such members are appropriately qualified and have the appropriate knowledge required for the proper performance of the Industrialisation. UNILIFE will be fully liable for the supervision and monitoring of its agents and employees. UNILIFE’s team performing the Industrialisation shall remain under UNILIFE’s sole control and management. SWIND will ensure that SWIND’s Responsible Person and all its key technical personnel are reasonably available during the course of the Industrialisation.

3.5
Each Party shall promptly notify the other in writing of any pending processes, methods, specifications or manufacturing changes (hereafter the “Modification”) of which it becomes aware or it is proposing during the Industrialisation. UNILIFE shall promptly provide SWIND with an estimate of the cost changes — affecting in particular development costs and/or supply prices — and the timing impacts arising from such Modification. UNILIFE and SWIND shall evaluate together in good faith the benefit of such Modification and agree together on the need to implement it or not. SWIND however retains the final right to decide within sixty (60) Business Days whether to pay said costs to incorporate the Modification, or to refuse said Modification. However, (i) neither Party shall be obliged to accept or implement any Modification where the cost of such Modification to that Party is greater than the benefit of such Modification to that Party, and (ii) neither Party shall withhold or delay acceptance of any Modification where the cost of such Modification is nil or borne by the other Party. SWIND shall not be responsible for the costs to incorporate a Modification resulting from any failure of UNILIFE, in particular failure to achieve the desired features and functions and/or, subject to this Article 3.5, to abide by the timetable as set forth in Exhibit 2. For the avoidance of doubt, UNILIFE shall bear the portion of costs of any Modification it would have decided to implement irrespective of the Industrialisation of the Products, in order to maintain other products manufactured on its site. The parties acknowledge that the Development Program and Milestones may be adjusted as a result of the time impacts of any accepted Modification on such Milestones and the Development Program.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
3.6
UNILIFE acknowledges that SWIND shall independently support the Product Industrialisation in parallel in accordance with medical device procedures (FDA, MDD), i.e. SWIND shall own its own design history file. To this purpose, UNILIFE shall provide SWIND with a copy of their design development relevant documentation that constitutes UNILIFE’s design history file. UNILIFE agrees that SWIND shall perform the Final Product design verification according to SWIND documentation (Product design specification and design verification plan).

3.7
UNILIFE agrees to take into account additional technical requirements coming from SWIND arising in the areas of human factor engineering, customer feedback, regulatory, marketing or risk management during the development program up to the earlier of European and US regulatory approval. The Development Program and the Milestones will be adjusted to accommodate any delays caused by such process and the time impacts of any such additional technical requirements.

3.8
UNILIFE acknowledges that SWIND shall, at SWIND’s sole expense, submit the Final Product for registration with health authorities worldwide and shall ensure that the Industrialisation abides by the standards in this regard, such as ISO 13485, GMP and all applicable laws and regulations. Furthermore, UNILIFE shall give SWIND access to all Industrialisation data and agree to give SWIND all reasonable assistance that may be necessary for this purpose.

3.9
During the term of this Agreement UNILIFE will supply product (technical material) to SWIND from time to time as requested by SWIND for SWIND activities such as market research, user evaluations, design evaluation testing, industrial trials etc at [***]. The estimated total quantity for such activities sum up to a maximum of [***].

ARTICLE 4 — INVOICING — PAYMENTS
4.1
The amounts set forth in Exhibit 2 for each Milestone will be invoiced by UNILIFE to SWIND upon [***]. For the avoidance of doubt, said amounts under the Agreement are exclusive of any applicable taxes. SWIND agrees to pay up to a maximum of seventeen (17) million Euros, exclusive of taxes, under this Agreement and the Development Program, but in no event will the total amount invoiced by UNILIFE to SWIND under the Agreement exceed seventeen (17) million Euros exclusive of taxes. Any additional cost in relation with the completion of the Industrialisation that would exceed said amount will therefore be exclusively borne by UNILIFE.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
4.2
UNILIFE will invoice and address the invoices in the name of SANOFI WINTHROP INDUSTRIE, Services Comptables, 20, avenue Raymond Aron, 92165 Antony Cedex, France. Any and all UNILIFE invoices shall be paid by SWIND by bank transfer in Euros within thirty (30) days from the invoice date.

4.3
Except with UNILIFE’s prior consent, all sums payable hereunder which are not paid in accordance with Article 4.2 shall bear interest at the rate per annum equal to EURIBOR for six months deposits five (5) basis points from and including the day payment was due through and including the day payment is made.

4.4	Withholding Tax. If SWIND is compelled by any law to make any tax deduction or withholding from any payment due to UNILIFE under this Agreement then SWIND must:
4.4.1	make that deduction or withholding;

4.4.2	pay the full amount of the tax deduction or withholding in compliance with the law;

4.4.3
promptly, and in any event within 30 days of the end of the month in which that tax deduction or withholding is made, provide UNILIFE with a copy of the receipt for each payment from the relevant governmental agency; and

4.4.4
Make the payment to UNILIFE net of withholding tax. However if UNILIFE is able to provide documentation showing that it could not use the tax credit granted by the tax treaty between Australia and France corresponding to withholding tax and that consequently this tax credit is lost or is not able to be effectively used by Unilife (ie actually offset against an actual tax liability of Unilife), then SWIND will make an additional payment within a month of receiving such documentation by such amount that, after deduction of the withholding tax referred to above, Unilife receives all of the amount set out under the relevant section of this Agreement applied on both the original payment and the additional payment. Provided that, if UNILIFE can provide such documentation prior to the relevant payment, SWIND will increase its payment as necessary to ensure that UNILIFE receives the full amount which UNILIFE would have received if no tax deduction or withholding had been made.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
4.5
The Parties agree that, notwithstanding clause 8.4 or any other provision of this Agreement, the Exclusive Agreement or any determination as to the nature of this Agreement or the Exclusive Agreement by any authority, the payments made under the Exclusive Agreement and against UNILIFE’s invoices dated 30 September 2008, 31 December 2008 and 31 March 2009 (“Prior Payments”) were and the payments to be made under this Agreement are wholly for services rendered or to secure the exclusivity of the supply of the Product, as the case may be. The Parties agree that no part of such payments were or are to be in any way related to the licensing of the UNILIFE Intellectual Property, other than to identify the Product the subject of the Industrialisation and to allow the use of the relevant technology in the Industrialisation in order and to enable the Parties to fulfil their obligations under this Agreement.

4.6	UNILIFE agrees to reimburse SWIND for any penalty tax imposed on SWIND prior to the execution of this Agreement by the French tax authority for failing to pay withholding tax on the Prior Payments.
ARTICLE 5 — SUPPLY
5.1
Subject to the full completion of the Industrialisation of the Product, the Parties will negotiate a supply agreement for the manufacture and purchase of the Final Product on a commercial scale (“Supply Agreement”).

5.2	The Supply Agreement will, in addition to all usual matters for such agreements, cover the following matters:
5.2.1	reflect the relevant terms of the Exclusive Agreement;

5.2.2
provide for SWIND and its Affiliates to exclusively purchase, subject only to UNILIFE being able to meet demand, all ready-to-fill glass syringe products with an integrated retraction mechanism for the RTFS Market from UNILIFE for the entire period UNILIFE is required to provide the Final Product exclusively to SWIND or its Affiliates;

5.2.3	provide for the pricing of units of the Final Product in accordance with Article 5.4;

5.3.4
provide for the placing of orders for the Final Product by SWIND and its Affiliates (including the process for placing orders, making payments and any times by which any specified orders must be placed); and

5.2.5
subject to the prior written agreement of UNILIFE and under conditions to be discussed and agreed upon in good faith between the Parties, provide that SWIND may be able to appoint additional or alternative suppliers of the Final Product.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
5.3
Although the price of the Final Product, which will apply to all commercial orders placed by SWIND from the first commercial order placed, still needs to be negotiated and finalized and set out in the Supply Agreement, the Parties agree nevertheless that such price of the Final Product (excluding any Product supplied by UNILIFE to SWIND as contemplated under Article 3.9) will exceed [***] US$ per piece. Furthermore, the Parties agree that the following calculation method shall be applied to the definition of the price: the calculation of the price shall be based on a cost plus basis with a [***] margin, where the costs shall be defined as the COGs and where the margin will not be lower than [***] US$ per piece. By way of illustration and not definition or limitation, for a COG of 0.10 US$, the price would be [***] US$, for a COG of 0.20 US$, the price would be [***] US$ (thus including the minimum [***] US$ margin), for a COG of 0.30 US$, the price would be [***] US$ (thus including a [***] US$ margin), and for a COG of 0.50 US$, the price would be [***] US$ (thus reaching the cap defined hereabove).

5.4	Furthermore, the Parties agree that the suppliers for the pre-assembly components may be chosen, without limitation, from those listed in Exhibit 3.

5.5	Upon completion of the Industrialisation, UNILIFE shall on receipt of an order from SWIND for Final Products for:
(i)	delivery over a 12 month period commencing, at the latest, 12 months after the date the order is received (“Delivery Date”); and

(ii)
in total, with all other orders placed by SWIND for delivery during the 12 month period following the Delivery Date (“Relevant Period”), up to 30 % of UNILIFE’s expected installed capacity for manufacture of the Final Product for the Relevant Period (“Relevant Capacity”)

ensure that it is able to deliver such order(s) in accordance with the agreed terms during the Relevant Period, commencing no later than the Delivery Date.
5.6
Any order(s) placed by SWIND for the Relevant Period which in total, together with all other SWIND’s orders to be delivered during the Relevant Period, exceed 30 % of the Relevant Capacity will require a maximum of 24 months before the commencement of delivery.

5.7
For the avoidance of doubt, subject only to agreeing the terms of the supply, any order placed by SWIND pursuant to and in accordance with Article 5.6 that is within (in total with all other SWIND orders to be delivered during the Relevant Period) 30% of UNILIFE’s actual installed capacity for the Relevant Period must be supplied by UNILIFE.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
ARTICLE 6 — TERM AND TERMINATION
6.1
This Agreement shall become effective as of the Effective Date and, unless otherwise terminated as provided herein, shall remain in full force and effect until completion of Industrialisation as described in Article 2 and more particularly set out in Exhibit 2, following which it shall expire automatically.

6.2	Each Party shall have the right at any time during the period of this Agreement by giving written notice to the other party to terminate this Agreement forthwith in any of the following events:
6.2.1
if the other Party enters into either administration, receivership or liquidation whether compulsory or voluntary otherwise than for the purposes of amalgamation or reconstruction or entering into a composition with its creditors or has a receiver appointed over all or the material part of its assets, provided and to the extent that such termination is permitted pursuant to the applicable legislation in the country of domicile of the relevant Party;

6.2.2
if a Party commits a breach of any Material Obligation which breach has not been cured within thirty (30) business days following receipt of notice in writing from the other Party detailing such breach (provided the breach is not the subject of a dispute being dealt with pursuant to Article 15.2.2) or if a Party is persistently in default of its other obligations having been repeatedly notified by the other Party of its breaches under this Agreement and such, when taken together, amount to a Material Obligation.

6.3
Should the Industrialisation be terminated during any Milestone then, in addition to any other rights UNILIFE may have under this Agreement or at law, SWIND shall make a pro rata payment to UNILIFE of the total sums due under Article 4.1 in respect of each uncompleted Milestone(s) where UNILIFE has commenced work or committed itself such that it has incurred its own irrecoverable liability. The pro rata payment shall be fairly determined taking into consideration the amount of work or resources committed including an assessment of the number of man hours worked or set aside for the Industrialisation and any stranded costs of UNILIFE.

6.4
If for technical or scientific reasons associated to the Industrialisation described in Exhibit 2 UNILIFE concludes that it cannot technically or scientifically or in any other way perform the Industrialisation and is desirous to terminate this Agreement, the Parties shall meet and discuss the difficulties and scientific and technical hurdles in an attempt to resolve such problems and negotiate in good faith the terms and conditions of the modifications to be made to the Industrialisation when possible or, as the case may be, terminate the Industrialisation and this Agreement. In such a case of termination, SWIND shall pay UNILIFE in full for all the completed Milestones of the Industrialisation performed up to the date of termination and a pro rata payment in respect of any uncompleted Milestone in accordance with Article 6.3.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
6.5
In the event that this Agreement is terminated by SWIND pursuant to Article 6.2.1, 6.2.2 or 7.2 or by either Party pursuant to Article 6.4 then, save for each Parties’ ongoing obligations pursuant to those Articles identified as surviving termination or expiry of this Agreement, neither Party shall incur any future liability towards the other party other than the payment by SWIND to UNILIFE in respect of Industrialisation performed up to and including the day of such termination including for all completed Milestones and in accordance with Article 6.3. UNILIFE will, on receipt of full payment of all sums due to UNILIFE under this Agreement, transfer all work noted as deliverable to SWIND for all completed Milestones covered by such payments. Such payment shall not occur in case of any gross negligence or wilful misconduct of UNILIFE in performance of its obligations.

6.6
In the event UNILIFE can and does mitigate its loss under the termination of this Agreement, any savings made by UNILIFE shall be passed to SWIND in the form of a refund save that no refund shall exceed the total sums received by UNILIFE from SWIND under this Article.

6.7
Termination of this Agreement for whatever reason shall not affect the accrued rights of either UNILIFE or SWIND arising under or out of this Agreement and all provisions which are expressed to survive this Agreement and the provisions of Articles 8, 9, 11 and 15 (Confidentiality, Intellectual Property, Liability — Indemnities, Applicable law and Jurisdiction) shall survive termination or expiry and remain in full force and effect. Article 5 shall survive expiry (but not termination) of this Agreement until execution of a Supply Agreement, if any.

6.8
Subject to Articles 6.7 and 6.9 of this Agreement, termination of this Agreement for whatever reason (except for termination by SWIND pursuant to Article 6.2.1 and the expiry of this Agreement) will automatically terminate the Exclusive Agreement.

6.9
If this Agreement is terminated by either party pursuant to Article 6.4 or by SWIND pursuant to Article 6.2.2 the Parties will, at SWIND’s request, negotiate in good faith how and on what terms any of SWIND’s rights under the Exclusive Agreement may continue after the termination of this Agreement.

ARTICLE 7 — CHANGE OF CONTROL
7.1	If UNILIFE agrees or proposes to agree the terms of a Change of Control Proposal with a third party:
7.1.1
it must give SWIND written notice, within two Business Days of the terms of the Change of Control Proposal being agreed or proposed to be agreed, of the terms of the Change of Control Proposal (but, for the avoidance of doubt, not the identity of the third party);

7.1.2
within five Business Days of receiving notice of the Change of Control Proposal in accordance with Article 7.1.1, SWIND shall be entitled to make an offer or a counter proposal to UNILIFE on at least equivalent terms to the Change of Control Proposal (“Matching Offer”);

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
7.1.3
if a Matching Offer is made under Article 7.1.2, in the absence of a further Change of Control Proposal being made on improved terms, UNILIFE must accept the Matching Offer and not pursue the Change of Control Proposal with the third party; and

7.1.4
if the third party submits a revised Change of Control Proposal on improved terms (“Increased Offer”) to UNILIFE prior to UNILIFE’s acceptance of the Matching Offer, UNILIFE must serve a further written notice on SWIND in accordance with Article 7.1.1 detailing the terms of the Increased Offer and SWIND will have a further opportunity in accordance with Article 7.1.2 to make a further Matching Offer to reflect the Increased Offer and the terms of Article 7.1.3 shall apply with respect to the new Matching Offer.

7.2
If a Change of Control Event occurs at any time during the term of this Agreement which does not involve SWIND or any Associate of SWIND obtaining control of UNILIFE under the Change of Control Event and:

7.2.1	which is not recommended by the Board of UNILIFE; or;

7.2.2	which will cause Harm to SWIND; or

7.2.3
under which the current CEO and director of UNILIFE (Mr Alan Shortall) is not to continue in his current role as the CEO and as a director of UNILIFE for at least two years after the Change of Control Event, then:

7.2.4	UNILIFE must notify SWIND in writing within 5 Business Days of the occurrence of the Change of Control Event; and

7.2.5
SWIND shall have the right, exercisable within ten Business Days of receipt of a notice from UNILIFE under Article 7.2.1 or SWIND otherwise becoming aware of the Change of Control Event, to terminate this Agreement with immediate effect by notice in writing to UNILIFE.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
ARTICLE 8 — INTELLECTUAL PROPERTY
8.1
Each Party shall be and remain the exclusive owner of its (i) Base Technology and (ii) Future Technology and each Party shall have the exclusive right to maintain and prosecute these rights. Each Party shall be solely responsible for the conduct and costs of filing, prosecution and maintenance of patents and patent applications for its own Intellectual Property Rights including, without limitation, for its Base Technology and Future Technology.

8.2
Subject to Articles 8.3 and 8.5, SWIND shall be the sole owner of any Co-Invention. UNILIFE is to assign to SWIND all its rights to any Co-Invention. SWIND shall be solely responsible for the conduct of filing, prosecution and maintenance of any Intellectual Property Rights arising from such Co-Invention, as is reasonably appropriate. UNILIFE is to support SWIND with respect to the filing, prosecution and maintenance of the Intellectual Property Rights arising from such Co-Inventions in good faith. The costs for filing, prosecution and maintenance of any Intellectual Property Rights arising from such Co-Inventions shall be solely borne by SWIND. If SWIND intends to give up any Intellectual Property Rights arising from such Co-Invention, SWIND must first offer such Intellectual Property Rights in writing to UNILIFE. If UNILIFE does not answer within 3 months in writing to SWIND that it intends to take over the Intellectual Property Rights offered by SWIND at its own expenses, SWIND is entitled to give up such rights immediately, as it deems appropriate. If UNILIFE does answer in writing within 3 months that it wishes to take over the relevant Intellectual Property Rights (or any part of them), SWIND will do all things necessary to transfer such rights to UNILIFE as quickly as possible and, thereafter, UNILIFE will be solely responsible for such rights.

8.2	Use of Co-Inventions by SWIND. SWIND must not use any Co-Invention in relation to or for any glass Competing Product.

8.4
Licence from UNILIFE. UNILIFE hereby grants to SWIND and its Affiliates, during the term of this Agreement and solely for the purpose of and in order for SWIND to perform its obligations under this Agreement, a royalty free, non-exclusive, worldwide licence for the term of this Agreement to use and/or practice all UNILIFE-owned Intellectual Property Rights, Base Technology, Future Technology and Inventions (including all information, documents and tangible and intangible materials which result from the performance of the services under this Agreement by UNILIFE) concerning the RTFS technology or the Product.

8.5
Licence from SWIND. Subject to Article 10, SWIND hereby grants to UNILIFE and its Affiliates a perpetual royalty-free, non-exclusive, worldwide licence to use and/or practice all Co-Inventions. In addition SWIND hereby grants to UNILIFE and its Affiliates, during the term of this Agreement for the purpose of the Industrialisation hereunder and otherwise to perform its obligations hereunder, a royalty free, non-exclusive, worldwide licence and to use and/or practice all SWIND-owned Intellectual Property Rights, Base Technology, Future Technology and Inventions and all information, documents and tangible and intangible materials provided by SWIND.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
ARTICLE 9 -LIABILITY - INDEMNITIES
9.1
UNILIFE warrants that to the best of its knowledge, the UNILIFE Intellectual Property is valid, and that the marketing, sale or disposal of any Product and/or Final Product falling within the scope of the UNILIFE Intellectual Property does not to the best of UNILIFE’s knowledge infringe any third party Intellectual Property Rights. UNILIFE shall promptly inform SWIND of any infringement, or improper or unlawful use of, or any change to the validity of the UNILIFE Intellectual Property.

9.2
SWIND warrants that to the best of its knowledge SWIND’s Base Technology and those Inventions which are conceived, reduced to practice or created under this Agreement by SWIND and/or its Affiliates or agents from and after the Effective Date are valid and such will not infringe any third party’s Intellectual Property Rights. SWIND shall promptly inform UNILIFE of any infringement, or improper or unlawful use of, or any change to the validity of SWIND’s Base Technology and such Inventions.

9.3
Each Party (“Indemnifying Party”) shall indemnify and hold harmless the other Party (“Indemnified Party”) and its officers, employees and agents at all times in respect of any and all losses, damages, costs and expenses suffered or incurred as a result of any contractual, tortious or other claims or proceedings by third parties against Indemnified Party arising out of the Indemnifying Party’s breach of this Agreement, including breach of representations and warranties, violation of applicable law, negligence or wilful misconduct.

9.4
Neither Party shall be liable to the other in contract tort, negligence, breach of statutory duty or otherwise for any loss, damage, costs or expenses of any nature whatsoever incurred or suffered by the other of an indirect or consequential nature, including any economic loss or other loss of turnover, profits, business or goodwill.

9.5
Each Party’s aggregate liability to the other party under this Agreement for any loss or damage suffered by the other party as a result of breach of or in connection with this Agreement, or in respect of any other liability in respect of the performance or non-performance of the obligations covered by this Agreement, shall be limited to fifty million (50,000,000) Euros.

9.6	The terms of this Article 9 shall survive expiration or termination of this Agreement for whatever reason.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
ARTICLE 10 — EXCLUSIVITY
10.1
Should the Industrialisation process be delayed for any reason and outlast the duration of the Exclusive Licence or the Default Licence (as these terms are defined in the Exclusive Agreement), whichever is applicable, the Parties agree that, provided that this Agreement has not been terminated and the Supply Agreement has been executed, the exclusivity under the Exclusive Agreement will be extended at least for the period needed to cover the full completion of the Industrialisation.

10.2	In addition to the provisions relating to exclusivity in the Exclusive Agreement, during the term of the Exclusive Agreement (and any extension pursuant to Article 10.1) SWIND:
10.2.1	will not, alone or through any Affiliate or third party arrangement, develop, industrialise, commercialise, acquire, use or sell any glass Competing Product;

10.2.2
will not, alone or through any Affiliate or third party arrangement, develop, industrialise, commercialise, acquire, use or sell any plastic Competing Product which utilises or infringes any of the UNILIFE Intellectual Property or UNILIFE’s Future Technology; and

10.2.3	may, subject to Articles 10.2.1, 10.2.2 and 10.3 develop, industrialise, commercialise, acquire or use other technologies/products for the RTFS Market (“New Product”).
10.3	In respect of any proposed New Product, SWIND must:
10.3.1
first establish whether the New Product is subject to any third party Intellectual Property Rights or to other proprietary rights which prohibit or restrict the manufacturing of the New Product (“Restrictive Proprietary Rights”);

10.3.2
if SWIND finds any Restrictive Proprietary Rights it must in good faith approach the relevant third party(ies) which owns or control such Restrictive Proprietary Rights and try to licence or obtain such other approval or consent for such Restrictive Proprietary Rights for use by SWIND and UNILIFE on behalf of SWIND;

10.3.3
if SWIND is able to licence the Restrictive Proprietary Rights in accordance with Article 10.3.2 then UNILIFE will be entitled to manufacture the New Product on competitive terms to be agreed by the parties in good faith; or

10.3.4
if SWIND is unable to licence the Restrictive Proprietary Rights in accordance with Article 10.3.2 then, on providing all necessary evidence to reasonably satisfy UNILIFE that SWIND tried in good faith but failed to obtain such licence, SWIND may proceed for the New Product with the third party(ies) that owns or controls the Restrictive Proprietary Rights.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
ARTICLE 11 — CONFIDENTIALITY
11.1	Each Party acknowledges and agrees that while performing this Agreement it will be exposed to or be given Confidential Information of the other Party.

11.2
Each Party undertakes to maintain the secrecy of the Confidential Information of the other Party and to avoid any disclosure and/or use for a purpose other than performing this Agreement and shall take no less care in respect of such Confidential Information than it takes or should take regarding its own Confidential Information.

11.3
Each Party undertakes to make the Confidential Information of the other Party available only to its employees who have a direct need to have access to such information in order to perform this Agreement and to take all reasonable steps necessary to ensure that such employees do not disclose and/or use such Confidential Information of the other Party in a manner which is not authorized under this Agreement.

11.4
The foregoing undertaking of confidentiality and non-use shall remain in full force and effect for a period of ten (10) years as of the Effective Date of this Agreement, even if this Agreement is declared null and void for any reason, unless the Confidential Information:

11.4.1	was known to the public or was generally available to the public at the time of disclosure of such Confidential Information;

11.4.2	becomes known to the public or is generally available to the public after the disclosure of such Confidential Information, through no fault of the receiving Party or of its employees;

11.4.3
is obtained lawfully from a third party without any restriction, provided that such Confidential Information has not been acquired directly or indirectly by the third party from the disclosing Party under an enforceable secrecy obligation;

11.4.4	can be established by a Party to have been in its possession before the time of disclosure and was not acquired, directly or indirectly, from the other Party; or

11.4.5	can be established by a Party to have been developed by it independently of Confidential Information received from the other Party.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
11.5
Should a Party require the assistance of third parties (subject to the other Party’s prior written approval) for the performance of the Agreement, these third parties will be subject to the same conditions of confidentiality as the considered Party and will use the Confidential Information only for the purpose of performing the Agreement.

In case of a breach of these obligations by said third parties, the Party which required their assistance shall remain responsible for them towards the other Party.

11.6
The restrictions on use and non-disclosure of Confidential Information shall not apply where the recipient Party is compelled to disclose the Confidential Information by reason of law or order of a tribunal having competent jurisdiction over the Party. The disclosure is strictly limited to what is legally required.

11.7
Upon expiry or prior termination of this Agreement, unless the Parties should decide otherwise, each Party shall return to the other Party any and all written or recorded Confidential Information of the other.

11.8
Except as strictly required by law, no press release or other public statements in connection with work performed under this Agreement intended for use in the public media, having or containing any reference to SWIND or UNILIFE, shall be made by either Party without the prior written approval of the other Party, which shall not be unreasonably withheld or delayed.

ARTICLE 12 — ASSIGNMENT — SUBCONTRACT
UNILIFE may subcontract, in whole or in part, the Industrialisation provided that it (i) first discusses such with SWIND and, in making its decision, takes into account all reasonable concerns of SWIND and (ii) may not, without the prior written consent of SWIND, subcontract any part of the Industrialisation so as to cause Harm to SWIND. UNILIFE may not otherwise assign, extend or transfer any of its rights and obligations under this Agreement, without the express and prior written consent of SWIND. Except to an Affiliate, SWIND may not assign, extend or transfer any of its rights and obligations under this Agreement without the prior written consent of UNILIFE. Any assignment, extension or transfer without the required consent and approval shall be null and void. In case of subcontract, UNILIFE remains fully responsible for the proper performance of this Agreement. SWIND may assign this Agreement to an Affiliate upon reasonable written notice to UNILIFE.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
ARTICLE 13 — QUALITY — AUDIT
13.1
UNILIFE undertakes to run the Industrialisation in compliance in particular with ISO 13485, the Medical Devices Directive requirements (Council Directive 93/42/EEC of 14 June 1993, as amended 2007/47/EC) and FDA regulation (GMP, 21CFR Part 820, GDP). Furthermore, both Parties will agree on a regulatory plan which lists notably all relevant applicable standards, guidelines etc.

13.2
SWIND or any third party appointed by SWIND (provided that said third party has executed a confidentiality agreement with UNILIFE with regard to any audit) will be allowed on no more than two (2) occasions in any one calendar year, during the term of this Agreement during normal office hours on giving reasonable notice to UNILIFE, to carry out a technical, design development or quality assurance audit in the premises where the Industrialisation is performed by UNILIFE.

13.3	UNILIFE undertakes to cooperate with and help SWIND, or any third party appointed by SWIND, for such audit.

13.4	Where any audit conducted reveals a breach of the Agreement by UNILIFE, UNILIFE will undertake all efforts to resolve any issues notified during such audit.

13.5	UNILIFE shall immediately inform SWIND of any audit or notification by a regulatory authority that could have an impact in any manner on the Product and/or on this Agreement.
ARTICLE 14 — GENERAL PROVISIONS
14.1
Entire agreement: The Exclusive Agreement, this Agreement and its attached Exhibits contain the entire agreement and understanding between the Parties with respect to the subject matter, merge all prior discussions and negotiations between them and shall not be altered, amended or construed by any previous or contemporaneous oral or written agreement.

Any amendment of or supplement to this Agreement (including changes to the Exhibits) shall only be by written instrument signed by both Parties. No modification, extension or variation of this Agreement (or any document entered into pursuant to or in connection with this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties to this Agreement. For the avoidance of doubt, no modification or variation of this Agreement shall be valid if made by e-mail.

Unless expressly so agreed, no modification or variation of this Agreement shall constitute or be construed as a general waiver of any provisions of this Agreement, nor shall it affect any rights, obligations or liabilities under this Agreement which have already accrued up to the date of such modification or waiver and the rights and obligations of the parties under this Agreement shall remain in full force and effect, except and only to the extent that they are so modified or varied.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
14.2
Waivers: A waiver of a breach or default under this Agreement shall not be a waiver of any other or subsequent breach or default. The failure or delay by either Party in enforcing compliance with any term or condition of this Agreement shall not constitute waiver of such term or condition, unless such term or condition is expressly waived in writing.

14.3
Force Majeure: Except for the failure to pay any money due under this Agreement, neither Party shall be held in breach of this Agreement by any reason of acts or omissions caused by any Force Majeure event. A Force Majeure event shall mean an event which is the result of any cause beyond the reasonable control of the concerned Party.

The affected Party shall use due diligence to remove any such causes and to resume performance under this Agreement as soon as it is reasonably feasible. Either Party shall notify in writing the other Party of any Force Majeure event which prevents such Party from performing its obligations under this Agreement. In the event a Force Majeure situation continues for more than 30 (thirty) days after notice is served, and is adversely effecting the performance of this Agreement, each Party will have the right, on 15 (fifteen) days advance written notice not to expire before the 30 (thirty) day period to terminate this Agreement.

14.4
Hardship: Should any unforeseen event while not preventing either party from performing any of its obligations hereunder, cause either party inequitable hardship for the performance of such obligations, and/or substantially affect the economic balance of the Agreement — including unforeseen events leading to a substantial increase of the COGs per unit of the Final Product — and the party can demonstrate this by competent proof, then both parties shall negotiate in good faith an equitable way to adapt this Agreement to the new circumstances.

14.5
Each of UNILIFE and SWIND warrants and undertakes that it is able to enter into this Agreement and is not restricted by any provisions of any agreements of any nature which prevent it from carrying out this Agreement fully according to its terms.

14.6
Separate Entities: Nothing in this Agreement shall constitute or be deemed to constitute a partnership between the Parties hereto or constitute or be deemed to constitute either Party as an agent of the other for any purpose whatsoever, and neither Party shall have the authority or power to bind the other Party, or to contract in the name of and create a liability against the other Party in any way or for any purpose, unless explicitly instructed in writing to do so.

14.7
Notices: All notices, reports and other writings which are required to be given or submitted pursuant to this Agreement shall be in writing and delivered personally or sent by international courier service, or by confirmed facsimile transmission, to the addresses set forth below or to such other address as a Party may from time to time notify to the other Party. Any and all notices sent to the other Party in accordance with this Article shall become effective as of receipt thereof by the other Party.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
SWIND:
To the attention of the Chief Executive Officer
Sanofi Winthrop Industrie
20, avenue Raymond Aron
92165 Antony Cedex
France
Telephone:+ 33 1 55 71 71 71
Facsimile: + 33 1 47 02 50 14
UNILIFE:
Alan Shortall
Unilife Medical Solutions Limited
633, Lowther Road
Lewisberry PA 17339
USA
Telephone: +1 717 938 9323
Facsimile: +1 717 938 9364
ARTICLE 15 — GOVERNING LAW — DISPUTES
15.1
Governing Law: The Parties hereto agree that this Agreement, including without limitation, all transactions affected hereunder, its validity and enforceability and all relationships between the Parties in this connection shall be construed under and be governed in all respects by the laws of France.

15.2	Dispute:
15.2.1
In the event of a dispute relating to any obligation of a Party that is not a Material Obligation, the dispute shall be resolved in accordance with the dispute resolution procedure set out in Exhibit 4.

15.2.2
In the event of a dispute relating to a Material Obligation of either Party or otherwise relating to any question regarding the existence, validity or termination of this Agreement (save for a disputes referred for resolution in accordance with Exhibit 4 pursuant to Article 15.2.1) (“Material Dispute”), the Material Dispute shall be referred to the Steering Committee. If the Steering Committee does not resolve the Material Dispute within a period of fourteen (14) days, the Material Dispute shall be referred to the CEO of SWIND and the CEO of UNILIFE.

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

If the CEOs fail to resolve the Material Dispute within 30 days of receipt of the written notice requesting the referral, the Parties hereby agree that such Material Dispute shall exclusively submitted to and be settled by the courts of Paris, France and courts of appeal there from and the Parties hereby submit to such exclusive jurisdiction.

15.3	In the event this Agreement, and any related document, should be translated from English to another language, the English version shall prevail in all respects in the case of any discrepancy.
IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on the dates indicated herein below.
Made in two (2) original copies

Antony, on June 29, 2009		Sydney, on

SANOFI WINTHROP INDUSTRIE		UNILIFE

By:	/s/ Philippe Luscan	By:	/s/ Alan Shortall
	Name: Philippe LUSCAN		Name: Alan SHORTALL
	Title: Chairman and CEO		Title:

By:	/s/ Gerald Touratier

Name: Gerard TOURATIER
Title: CFO

Exhibit 10.3
CONFIDENTIAL TREATMENT
 REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
Exhibit 2
Development Program
Exhibit 2.a    Unilife Project Plan/ Development Programme

Exhibit 10.3
CONFIDENTIAL TREATMENT
 REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
0	[***]			[***]	[***]	[***]
1	[***]			[***]	[***]	[***]
2	[***]			[***]	[***]	[***]
3	[***]	4		[***]	[***]	[***]
4	[***]	5	3	[***]	[***]	[***]
5	[***]	6	4	[***]	[***]	[***]
6	[***]	7,9	5	[***]	[***]	[***]
7	[***]	728	6	[***]	[***]	[***]
8	[***]			[***]	[***]	[***]
9	[***]	10	6	[***]	[***]	[***]
10	[***]	11	9	[***]	[***]	[***]
11	[***]	12	10	[***]	[***]	[***]
12	[***]	13	11	[***]	[***]	[***]
13	[***]		12	[***]	[***]	[***]
14	[***]			[***]	[***]	[***]
15	[***]	16		[***]	[***]	[***]
16	[***]	17	15	[***]	[***]	[***]
17	[***]	18	16	[***]	[***]	[***]
18	[***]		17	[***]	[***]	[***]
19	[***]			[***]	[***]	[***]
20	[***]			[***]	[***]	[***]
21	[***]			[***]	[***]	[***]
22	[***]			[***]	[***]	[***]
23	[***]			[***]	[***]	[***]
24	[***]	25		[***]	[***]	[***]
25	[***]	189,141,147,155	24	[***]	[***]	[***]
26	[***]			[***]	[***]	[***]
27	[***]	28,217		[***]	[***]	[***]
28	[***]		27	[***]	[***]	[***]
29	[***]			[***]	[***]	[***]
30	[***]			[***]	[***]	[***]
31	[***]			[***]	[***]	[***]
32	[***]			[***]	[***]	[***]
33	[***]	34		[***]	[***]	[***]
34	[***]	35	33	[***]	[***]	[***]
35	[***]	36,37	34	[***]	[***]	[***]
36	[***]	39	35	[***]	[***]	[***]
37	[***]	38	35	[***]	[***]	[***]
38	[***]	39	37	[***]	[***]	[***]
39	[***]	40	38,36	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
40	[***]	41	39	[***]	[***]	[***]
41	[***]		40	[***]	[***]	[***]
42	[***]			[***]	[***]	[***]
43	[***]	44	51,47	[***]	[***]	[***]
44	[***]	45	43	[***]	[***]	[***]
45	[***]	46	44	[***]	[***]	[***]
46	[***]		45	[***]	[***]	[***]
47	[***]	43		[***]	[***]	[***]
48	[***]			[***]	[***]	[***]
49	[***]	50		[***]	[***]	[***]
50	[***]		49	[***]	[***]	[***]
51	[***]	43		[***]	[***]	[***]
52	[***]	53		[***]	[***]	[***]
53	[***]	55	52	[***]	[***]	[***]
54	[***]			[***]	[***]	[***]
55	[***]	56	53	[***]	[***]	[***]
56	[***]		55	[***]	[***]	[***]
57	[***]			[***]	[***]	[***]
58	[***]			[***]	[***]	[***]
59	[***]	60		[***]	[***]	[***]
60	[***]	61	59	[***]	[***]	[***]
61	[***]	62	60	[***]	[***]	[***]
62	[***]	63	61	[***]	[***]	[***]
63	[***]	64	62	[***]	[***]	[***]
64	[***]	66,65	63	[***]	[***]	[***]
65	[***]	730	64	[***]	[***]	[***]
66	[***]	85	64	[***]	[***]	[***]
67	[***]	68		[***]	[***]	[***]
68	[***]	69	67	[***]	[***]	[***]
69	[***]	70	68	[***]	[***]	[***]
70	[***]	71	69	[***]	[***]	[***]
71	[***]	72	70	[***]	[***]	[***]
72	[***]	73	71	[***]	[***]	[***]
73	[***]	75,74	72	[***]	[***]	[***]
74	[***]	738	73	[***]	[***]	[***]
75	[***]	84	73	[***]	[***]	[***]
76	[***]	77		[***]	[***]	[***]
77	[***]	78	76	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
78	[***]	79	77	[***]	[***]	[***]
79	[***]	80	78	[***]	[***]	[***]
80	[***]	81	79	[***]	[***]	[***]
81	[***]	82	80	[***]	[***]	[***]
82	[***]	83	81	[***]	[***]	[***]
83	[***]	739	82	[***]	[***]	[***]
84	[***]		75	[***]	[***]	[***]
85	[***]	86	66	[***]	[***]	[***]
86	[***]	87	85	[***]	[***]	[***]
87	[***]	88	86	[***]	[***]	[***]
88	[***]	89	87	[***]	[***]	[***]
89	[***]	90	88	[***]	[***]	[***]
90	[***]	91	89	[***]	[***]	[***]
91	[***]	92	90	[***]	[***]	[***]
92	[***]	93	91	[***]	[***]	[***]
93	[***]	95,764	92	[***]	[***]	[***]
94	[***]			[***]	[***]	[***]
95	[***]	96	93	[***]	[***]	[***]
96	[***]	97	95	[***]	[***]	[***]
97	[***]	98	96	[***]	[***]	[***]
98	[***]	99	97	[***]	[***]	[***]
99	[***]	100	98	[***]	[***]	[***]
100	[***]	101	99	[***]	[***]	[***]
101	[***]	102	100	[***]	[***]	[***]
102	[***]	103,105	101	[***]	[***]	[***]
103	[***]	768	102	[***]	[***]	[***]
104	[***]			[***]	[***]	[***]
105	[***]	106	102	[***]	[***]	[***]
106	[***]	107	105	[***]	[***]	[***]
107	[***]	108	106	[***]	[***]	[***]
108	[***]	109	107	[***]	[***]	[***]
109	[***]	110	108	[***]	[***]	[***]
110	[***]	111	109	[***]	[***]	[***]
111	[***]	112	110	[***]	[***]	[***]
112	[***]	113	111	[***]	[***]	[***]
113	[***]		112	[***]	[***]	[***]
114	[***]			[***]	[***]	[***]
115	[***]	116		[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
116	[***]	117	115,650	[***]	[***]	[***]
117	[***]	118	116	[***]	[***]	[***]
118	[***]	119	117	[***]	[***]	[***]
119	[***]	120	118	[***]	[***]	[***]
120	[***]	774	119	[***]	[***]	[***]
121	[***]			[***]	[***]	[***]
122	[***]	123	308	[***]	[***]	[***]
123	[***]	124	122	[***]	[***]	[***]
124	[***]	125	123	[***]	[***]	[***]
125	[***]	126	124	[***]	[***]	[***]
126	[***]	127	125	[***]	[***]	[***]
127	[***]	761	126	[***]	[***]	[***]
128	[***]			[***]	[***]	[***]
129	[***]	130	251,252	[***]	[***]	[***]
130	[***]	131	129	[***]	[***]	[***]
131	[***]	132	130	[***]	[***]	[***]
132	[***]	133	131	[***]	[***]	[***]
133	[***]	741	132	[***]	[***]	[***]
134	[***]			[***]	[***]	[***]
135	[***]	136		[***]	[***]	[***]
136	[***]	137	135	[***]	[***]	[***]
137	[***]	138	136	[***]	[***]	[***]
138	[***]	139	137	[***]	[***]	[***]
139	[***]	140	138	[***]	[***]	[***]
140	[***]		139	[***]	[***]	[***]
141	[***]		25	[***]	[***]	[***]
142	[***]	143		[***]	[***]	[***]
143	[***]	144	142	[***]	[***]	[***]
144	[***]	145	143	[***]	[***]	[***]
145	[***]	146	144	[***]	[***]	[***]
146	[***]	715	145	[***]	[***]	[***]
147	[***]	163	25	[***]	[***]	[***]
148	[***]	149		[***]	[***]	[***]
149	[***]	150,157	148	[***]	[***]	[***]
150	[***]	151	149	[***]	[***]	[***]
151	[***]	152	150	[***]	[***]	[***]
152	[***]	716,153	151	[***]	[***]	[***]
153	[***]	154	152	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
154	[***]	720	153	[***]	[***]	[***]
155	[***]		25	[***]	[***]	[***]
156	[***]	157		[***]	[***]	[***]
157	[***]	158	156,149	[***]	[***]	[***]
158	[***]	159	157	[***]	[***]	[***]
159	[***]	160	158	[***]	[***]	[***]
160	[***]	717,161	159	[***]	[***]	[***]
161	[***]	162	160	[***]	[***]	[***]
162	[***]	721	161	[***]	[***]	[***]
163	[***]		147	[***]	[***]	[***]
164	[***]			[***]	[***]	[***]
165	[***]	174,181,262,349		[***]	[***]	[***]
166	[***]	167		[***]	[***]	[***]
167	[***]	168	166	[***]	[***]	[***]
168	[***]	169,723	167	[***]	[***]	[***]
169	[***]	170,171	168	[***]	[***]	[***]
170	[***]		169	[***]	[***]	[***]
171	[***]	172	169	[***]	[***]	[***]
172	[***]	173	171	[***]	[***]	[***]
173	[***]	175,729	172	[***]	[***]	[***]
174	[***]	182	165	[***]	[***]	[***]
175	[***]	176	173	[***]	[***]	[***]
176	[***]	177	175	[***]	[***]	[***]
177	[***]	178	176	[***]	[***]	[***]
178	[***]	179	177	[***]	[***]	[***]
179	[***]	180	178	[***]	[***]	[***]
180	[***]	735	179	[***]	[***]	[***]
181	[***]		165	[***]	[***]	[***]
182	[***]	183	174	[***]	[***]	[***]
183	[***]	184	182	[***]	[***]	[***]
184	[***]	185	183	[***]	[***]	[***]
185	[***]	186	184	[***]	[***]	[***]
186	[***]	743	185	[***]	[***]	[***]
187	[***]			[***]	[***]	[***]
188	[***]			[***]	[***]	[***]
189	[***]	190	25	[***]	[***]	[***]
190	[***]	191	189	[***]	[***]	[***]
191	[***]	192,235,197	190	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
192	[***]	193	191	[***]	[***]	[***]
193	[***]	194,239	192	[***]	[***]	[***]
194	[***]		193	[***]	[***]	[***]
195	[***]	718		[***]	[***]	[***]
196	[***]			[***]	[***]	[***]
197	[***]	198	191	[***]	[***]	[***]
198	[***]	199	197	[***]	[***]	[***]
199	[***]	200,239	198	[***]	[***]	[***]
200	[***]	201	199	[***]	[***]	[***]
201	[***]	202	200	[***]	[***]	[***]
202	[***]		201	[***]	[***]	[***]
203	[***]	204		[***]	[***]	[***]
204	[***]	205	203	[***]	[***]	[***]
205	[***]	206,207,239	204	[***]	[***]	[***]
206	[***]		205	[***]	[***]	[***]
207	[***]	208	205	[***]	[***]	[***]
208	[***]	209	207	[***]	[***]	[***]
209	[***]	210	208	[***]	[***]	[***]
210	[***]	252,253,211	209	[***]	[***]	[***]
211	[***]	212	210	[***]	[***]	[***]
212	[***]	213,214	211	[***]	[***]	[***]
213	[***]	722	212	[***]	[***]	[***]
214	[***]	215,216	212	[***]	[***]	[***]
215	[***]	727	214	[***]	[***]	[***]
216	[***]		214	[***]	[***]	[***]
217	[***]		27	[***]	[***]	[***]
218	[***]	219		[***]	[***]	[***]
219	[***]	220	218	[***]	[***]	[***]
220	[***]	221	219	[***]	[***]	[***]
221	[***]	222	220	[***]	[***]	[***]
222	[***]		221	[***]	[***]	[***]
223	[***]	724		[***]	[***]	[***]
224	[***]	465		[***]	[***]	[***]
225	[***]	226		[***]	[***]	[***]
226	[***]		225	[***]	[***]	[***]
227	[***]	228,731		[***]	[***]	[***]
228	[***]	229	227	[***]	[***]	[***]
229	[***]	230	228	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
230	[***]	231	229	[***]	[***]	[***]
231	[***]	232	230	[***]	[***]	[***]
232	[***]	233	231	[***]	[***]	[***]
233	[***]	747	232	[***]	[***]	[***]
234	[***]			[***]	[***]	[***]
235	[***]	239	191	[***]	[***]	[***]
236	[***]	237		[***]	[***]	[***]
237	[***]	238	236	[***]	[***]	[***]
238	[***]		237	[***]	[***]	[***]
239	[***]	251,253,252	235,193,199,205	[***]	[***]	[***]
240	[***]	246,242,241,243		[***]	[***]	[***]
241	[***]		240	[***]	[***]	[***]
242	[***]	243,245,246	240	[***]	[***]	[***]
243	[***]	244	242,240	[***]	[***]	[***]
244	[***]		243	[***]	[***]	[***]
245	[***]		242	[***]	[***]	[***]
246	[***]	247	240,242	[***]	[***]	[***]
247	[***]		246	[***]	[***]	[***]
248	[***]	725		[***]	[***]	[***]
249	[***]			[***]	[***]	[***]
250	[***]	272		[***]	[***]	[***]
251	[***]	259,129	239	[***]	[***]	[***]
252	[***]	260,129	210,239	[***]	[***]	[***]
253	[***]	254	239,210	[***]	[***]	[***]
254	[***]	255,256	253	[***]	[***]	[***]
255	[***]	258	254	[***]	[***]	[***]
256	[***]	257	254	[***]	[***]	[***]
257	[***]		256	[***]	[***]	[***]
258	[***]		255	[***]	[***]	[***]
259	[***]	734	251	[***]	[***]	[***]
260	[***]		252	[***]	[***]	[***]
261	[***]	283		[***]	[***]	[***]
262	[***]	263	165	[***]	[***]	[***]
263	[***]	264	262	[***]	[***]	[***]
264	[***]	265	263	[***]	[***]	[***]
265	[***]	266	264	[***]	[***]	[***]
266	[***]	267	265	[***]	[***]	[***]
267	[***]		266	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
268	[***]			[***]	[***]	[***]
269	[***]			[***]	[***]	[***]
270	[***]			[***]	[***]	[***]
271	[***]			[***]	[***]	[***]
272	[***]	287,278,288	250	[***]	[***]	[***]
273	[***]	274		[***]	[***]	[***]
274	[***]	275	273	[***]	[***]	[***]
275	[***]	736	274	[***]	[***]	[***]
276	[***]	641		[***]	[***]	[***]
277	[***]	293,298,294		[***]	[***]	[***]
278	[***]	279	272	[***]	[***]	[***]
279	[***]	280	278	[***]	[***]	[***]
280	[***]		279	[***]	[***]	[***]
281	[***]			[***]	[***]	[***]
282	[***]			[***]	[***]	[***]
283	[***]	284	261	[***]	[***]	[***]
284	[***]	285	283	[***]	[***]	[***]
285	[***]	286	284	[***]	[***]	[***]
286	[***]	306,311	285	[***]	[***]	[***]
287	[***]		272	[***]	[***]	[***]
288	[***]	289	272	[***]	[***]	[***]
289	[***]	290	288	[***]	[***]	[***]
290	[***]	291	289	[***]	[***]	[***]
291	[***]	292	290	[***]	[***]	[***]
292	[***]		291	[***]	[***]	[***]
293	[***]	305,310	277	[***]	[***]	[***]
294	[***]	295	277	[***]	[***]	[***]
295	[***]	296	294	[***]	[***]	[***]
296	[***]	297	295	[***]	[***]	[***]
297	[***]	742	296	[***]	[***]	[***]
298	[***]		277	[***]	[***]	[***]
299	[***]	300		[***]	[***]	[***]
300	[***]	305,310,301	299	[***]	[***]	[***]
301	[***]	302	300	[***]	[***]	[***]
302	[***]	740	301	[***]	[***]	[***]
303	[***]			[***]	[***]	[***]
304	[***]	627		[***]	[***]	[***]
305	[***]	306,307,477,473,489,493,308,654	300,293	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
306	[***]		305,286	[***]	[***]	[***]
307	[***]	353,315,323,316	305	[***]	[***]	[***]
308	[***]	122	305	[***]	[***]	[***]
309	[***]	328,693,515,627		[***]	[***]	[***]
310	[***]	311,312,484,493,340,343,346,313,654	300,293	[***]	[***]	[***]
311	[***]		310,286	[***]	[***]	[***]
312	[***]	353,323,316	310	[***]	[***]	[***]
313	[***]	315,394,400	310	[***]	[***]	[***]
314	[***]			[***]	[***]	[***]
315	[***]		307,313	[***]	[***]	[***]
316	[***]	317	307,312	[***]	[***]	[***]
317	[***]	318,335,330	316	[***]	[***]	[***]
318	[***]		317	[***]	[***]	[***]
319	[***]			[***]	[***]	[***]
320	[***]	321		[***]	[***]	[***]
321	[***]	322	320	[***]	[***]	[***]
322	[***]	323	321	[***]	[***]	[***]
323	[***]	324	312,307,322	[***]	[***]	[***]
324	[***]	325,327	323	[***]	[***]	[***]
325	[***]	335,330,326	324	[***]	[***]	[***]
326	[***]	752	325	[***]	[***]	[***]
327	[***]	328	324	[***]	[***]	[***]
328	[***]		309,327	[***]	[***]	[***]
329	[***]			[***]	[***]	[***]
330	[***]	331	317,325	[***]	[***]	[***]
331	[***]	332,333,382,388,445,450	330	[***]	[***]	[***]
332	[***]		331	[***]	[***]	[***]
333	[***]		331	[***]	[***]	[***]
334	[***]			[***]	[***]	[***]
335	[***]	336	317,325	[***]	[***]	[***]
336	[***]	337,338,364,370,376,406,414,430,435,440,455,460,473,465,360,359,417	335	[***]	[***]	[***]
337	[***]		336	[***]	[***]	[***]
338	[***]		336	[***]	[***]	[***]
339	[***]			[***]	[***]	[***]
340	[***]	341	310	[***]	[***]	[***]
341	[***]		340	[***]	[***]	[***]
342	[***]			[***]	[***]	[***]
343	[***]	344	310	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
344	[***]		343	[***]	[***]	[***]
345	[***]			[***]	[***]	[***]
346	[***]	347	310	[***]	[***]	[***]
347	[***]		346	[***]	[***]	[***]
348	[***]			[***]	[***]	[***]
349	[***]		165	[***]	[***]	[***]
350	[***]	351		[***]	[***]	[***]
351	[***]	352	350	[***]	[***]	[***]
352	[***]	353	351	[***]	[***]	[***]
353	[***]	354	312,307,352	[***]	[***]	[***]
354	[***]	355	353	[***]	[***]	[***]
355	[***]	356	354	[***]	[***]	[***]
356	[***]		355	[***]	[***]	[***]
357	[***]			[***]	[***]	[***]
358	[***]			[***]	[***]	[***]
359	[***]	425,695	336	[***]	[***]	[***]
360	[***]		336	[***]	[***]	[***]
361	[***]	362		[***]	[***]	[***]
362	[***]		361	[***]	[***]	[***]
363	[***]	635,628		[***]	[***]	[***]
364	[***]	365,371,377,366,372,378	336	[***]	[***]	[***]
365	[***]	755	364	[***]	[***]	[***]
366	[***]	367,373,379	364	[***]	[***]	[***]
367	[***]	368,374,380,638	366	[***]	[***]	[***]
368	[***]	638	367	[***]	[***]	[***]
369	[***]			[***]	[***]	[***]
370	[***]		336	[***]	[***]	[***]
371	[***]	756	364	[***]	[***]	[***]
372	[***]		364	[***]	[***]	[***]
373	[***]		366	[***]	[***]	[***]
374	[***]	638	367	[***]	[***]	[***]
375	[***]			[***]	[***]	[***]
376	[***]		336	[***]	[***]	[***]
377	[***]	757	364	[***]	[***]	[***]
378	[***]		364	[***]	[***]	[***]
379	[***]		366	[***]	[***]	[***]
380	[***]		367	[***]	[***]	[***]
381	[***]	667		[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
382	[***]	395,384	331	[***]	[***]	[***]
383	[***]	753		[***]	[***]	[***]
384	[***]	385	382	[***]	[***]	[***]
385	[***]	386	384	[***]	[***]	[***]
386	[***]		385	[***]	[***]	[***]
387	[***]	667		[***]	[***]	[***]
388	[***]	390	331	[***]	[***]	[***]
389	[***]	754		[***]	[***]	[***]
390	[***]	391	388	[***]	[***]	[***]
391	[***]	392	390	[***]	[***]	[***]
392	[***]		391	[***]	[***]	[***]
393	[***]	667		[***]	[***]	[***]
394	[***]	396	313	[***]	[***]	[***]
395	[***]	758	382	[***]	[***]	[***]
396	[***]	397	394	[***]	[***]	[***]
397	[***]	398	396	[***]	[***]	[***]
398	[***]		397	[***]	[***]	[***]
399	[***]			[***]	[***]	[***]
400	[***]	402,401	313	[***]	[***]	[***]
401	[***]	759	400	[***]	[***]	[***]
402	[***]	403	400	[***]	[***]	[***]
403	[***]	404	402	[***]	[***]	[***]
404	[***]	638	403	[***]	[***]	[***]
405	[***]			[***]	[***]	[***]
406	[***]	407	336	[***]	[***]	[***]
407	[***]	408,760	406	[***]	[***]	[***]
408	[***]	409	407	[***]	[***]	[***]
409	[***]	410	408	[***]	[***]	[***]
410	[***]	638	409	[***]	[***]	[***]
411	[***]			[***]	[***]	[***]
412	[***]	413,420,422	624	[***]	[***]	[***]
413	[***]	422	412	[***]	[***]	[***]
414	[***]	415	336	[***]	[***]	[***]
415	[***]		414	[***]	[***]	[***]
416	[***]			[***]	[***]	[***]
417	[***]	418	336	[***]	[***]	[***]
418	[***]	419	417	[***]	[***]	[***]
419	[***]	420	418	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
420	[***]	422,421	412,419	[***]	[***]	[***]
421	[***]	422	420	[***]	[***]	[***]
422	[***]		412,413,420,421,636FF	[***]	[***]	[***]
423	[***]		637FF	[***]	[***]	[***]
424	[***]		638FF	[***]	[***]	[***]
425	[***]		359	[***]	[***]	[***]
426	[***]	689		[***]	[***]	[***]
427	[***]			[***]	[***]	[***]
428	[***]			[***]	[***]	[***]
429	[***]			[***]	[***]	[***]
430	[***]	431,436,441	336	[***]	[***]	[***]
431	[***]	432,437,442	430	[***]	[***]	[***]
432	[***]	433,438,443	431	[***]	[***]	[***]
433	[***]		432	[***]	[***]	[***]
434	[***]			[***]	[***]	[***]
435	[***]		336	[***]	[***]	[***]
436	[***]		430	[***]	[***]	[***]
437	[***]		431	[***]	[***]	[***]
438	[***]		432	[***]	[***]	[***]
439	[***]			[***]	[***]	[***]
440	[***]		336	[***]	[***]	[***]
441	[***]		430	[***]	[***]	[***]
442	[***]		431	[***]	[***]	[***]
443	[***]		432	[***]	[***]	[***]
444	[***]			[***]	[***]	[***]
445	[***]	446	331	[***]	[***]	[***]
446	[***]	447	445	[***]	[***]	[***]
447	[***]	448	446	[***]	[***]	[***]
448	[***]		447	[***]	[***]	[***]
449	[***]			[***]	[***]	[***]
450	[***]	451	331	[***]	[***]	[***]
451	[***]	452	450	[***]	[***]	[***]
452	[***]	453	451	[***]	[***]	[***]
453	[***]		452	[***]	[***]	[***]
454	[***]			[***]	[***]	[***]
455	[***]	456	336	[***]	[***]	[***]
456	[***]	457	455	[***]	[***]	[***]
457	[***]	458	456	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
458	[***]		457	[***]	[***]	[***]
459	[***]			[***]	[***]	[***]
460	[***]	461	336	[***]	[***]	[***]
461	[***]	462	460	[***]	[***]	[***]
462	[***]	463	461	[***]	[***]	[***]
463	[***]		462	[***]	[***]	[***]
464	[***]			[***]	[***]	[***]
465	[***]	466	224,336	[***]	[***]	[***]
466	[***]	467	465	[***]	[***]	[***]
467	[***]	468	466	[***]	[***]	[***]
468	[***]	469	467	[***]	[***]	[***]
469	[***]		468	[***]	[***]	[***]
470	[***]			[***]	[***]	[***]
471	[***]	472,479,481		[***]	[***]	[***]
472	[***]	481	471	[***]	[***]	[***]
473	[***]	474	305,336	[***]	[***]	[***]
474	[***]		473	[***]	[***]	[***]
475	[***]			[***]	[***]	[***]
476	[***]	477		[***]	[***]	[***]
477	[***]	478	476,305	[***]	[***]	[***]
478	[***]	479	477	[***]	[***]	[***]
479	[***]	481,480	471,478	[***]	[***]	[***]
480	[***]	481	479	[***]	[***]	[***]
481	[***]		471,472,479,480	[***]	[***]	[***]
482	[***]			[***]	[***]	[***]
483	[***]			[***]	[***]	[***]
484	[***]	485	310	[***]	[***]	[***]
485	[***]	486	484	[***]	[***]	[***]
486	[***]	487,763	485	[***]	[***]	[***]
487	[***]		486	[***]	[***]	[***]
488	[***]			[***]	[***]	[***]
489	[***]	490	305	[***]	[***]	[***]
490	[***]	491,751	489	[***]	[***]	[***]
491	[***]		490	[***]	[***]	[***]
492	[***]			[***]	[***]	[***]
493	[***]	495,494	305,310	[***]	[***]	[***]
494	[***]	748	493	[***]	[***]	[***]
495	[***]		493	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
496	[***]			[***]	[***]	[***]
497	[***]			[***]	[***]	[***]
498	[***]	499		[***]	[***]	[***]
499	[***]	500	498	[***]	[***]	[***]
500	[***]	501	499	[***]	[***]	[***]
501	[***]	502	500	[***]	[***]	[***]
502	[***]	503,512,746	501,510	[***]	[***]	[***]
503	[***]	504,513	502	[***]	[***]	[***]
504	[***]	505	503,512	[***]	[***]	[***]
505	[***]	514	504,513	[***]	[***]	[***]
506	[***]			[***]	[***]	[***]
507	[***]	508		[***]	[***]	[***]
508	[***]	509	507	[***]	[***]	[***]
509	[***]	510	508	[***]	[***]	[***]
510	[***]	502,511	509	[***]	[***]	[***]
511	[***]	745	510	[***]	[***]	[***]
512	[***]	504,513	502	[***]	[***]	[***]
513	[***]	505,514	503,512	[***]	[***]	[***]
514	[***]		505,513	[***]	[***]	[***]
515	[***]		309	[***]	[***]	[***]
516	[***]	517		[***]	[***]	[***]
517	[***]		516	[***]	[***]	[***]
518	[***]			[***]	[***]	[***]
519	[***]			[***]	[***]	[***]
520	[***]			[***]	[***]	[***]
521	[***]			[***]	[***]	[***]
522	[***]			[***]	[***]	[***]
523	[***]			[***]	[***]	[***]
524	[***]			[***]	[***]	[***]
525	[***]			[***]	[***]	[***]
526	[***]			[***]	[***]	[***]
527	[***]	528		[***]	[***]	[***]
528	[***]	529	527	[***]	[***]	[***]
529	[***]	530	528	[***]	[***]	[***]
530	[***]	531	529	[***]	[***]	[***]
531	[***]	532,537	530	[***]	[***]	[***]
532	[***]	533,534	531	[***]	[***]	[***]
533	[***]		532	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
534	[***]	535	532	[***]	[***]	[***]
535	[***]		534	[***]	[***]	[***]
536	[***]			[***]	[***]	[***]
537	[***]	538	531	[***]	[***]	[***]
538	[***]	539	537	[***]	[***]	[***]
539	[***]	540,543,544,545,546,547,548	538	[***]	[***]	[***]
540	[***]	541	539	[***]	[***]	[***]
541	[***]	561,562	540	[***]	[***]	[***]
542	[***]			[***]	[***]	[***]
543	[***]		539	[***]	[***]	[***]
544	[***]		539	[***]	[***]	[***]
545	[***]		539	[***]	[***]	[***]
546	[***]		539	[***]	[***]	[***]
547	[***]		539	[***]	[***]	[***]
548	[***]	598,553	539	[***]	[***]	[***]
549	[***]		548	[***]	[***]	[***]
550	[***]		548	[***]	[***]	[***]
551	[***]		552	[***]	[***]	[***]
552	[***]	564,575		[***]	[***]	[***]
553	[***]	554	548	[***]	[***]	[***]
554	[***]	555	553	[***]	[***]	[***]
555	[***]	556,557,558,559,602	554	[***]	[***]	[***]
556	[***]		555	[***]	[***]	[***]
557	[***]		555	[***]	[***]	[***]
558	[***]		555	[***]	[***]	[***]
559	[***]		555	[***]	[***]	[***]
560	[***]			[***]	[***]	[***]
561	[***]		541	[***]	[***]	[***]
562	[***]	563	541	[***]	[***]	[***]
563	[***]	564	562	[***]	[***]	[***]
564	[***]		552,563	[***]	[***]	[***]
565	[***]			[***]	[***]	[***]
566	[***]	567		[***]	[***]	[***]
567	[***]	569	566	[***]	[***]	[***]
568	[***]		567	[***]	[***]	[***]
569	[***]	571	567	[***]	[***]	[***]
570	[***]		569FS-20w	[***]	[***]	[***]
571	[***]	573	569	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
572	[***]		571	[***]	[***]	[***]
573	[***]	605,632,575	571	[***]	[***]	[***]
574	[***]		573	[***]	[***]	[***]
575	[***]	576	552,573	[***]	[***]	[***]
576	[***]	769	575	[***]	[***]	[***]
577	[***]			[***]	[***]	[***]
578	[***]	579		[***]	[***]	[***]
579	[***]	580,581	578	[***]	[***]	[***]
580	[***]	582	579	[***]	[***]	[***]
581	[***]		579	[***]	[***]	[***]
582	[***]	583	580	[***]	[***]	[***]
583	[***]	584	582	[***]	[***]	[***]
584	[***]	585	583	[***]	[***]	[***]
585	[***]	587	584	[***]	[***]	[***]
586	[***]		585	[***]	[***]	[***]
587	[***]	589	585	[***]	[***]	[***]
588	[***]		587FS-26w	[***]	[***]	[***]
589	[***]	591	587	[***]	[***]	[***]
590	[***]		589	[***]	[***]	[***]
591	[***]	593	604,589	[***]	[***]	[***]
592	[***]		591	[***]	[***]	[***]
593	[***]		591	[***]	[***]	[***]
594	[***]		636FF	[***]	[***]	[***]
595	[***]		637FF	[***]	[***]	[***]
596	[***]		638FF	[***]	[***]	[***]
597	[***]			[***]	[***]	[***]
598	[***]	600	548	[***]	[***]	[***]
599	[***]		598	[***]	[***]	[***]
600	[***]		598	[***]	[***]	[***]
601	[***]		600FS-8 w	[***]	[***]	[***]
602	[***]	604	555	[***]	[***]	[***]
603	[***]		602	[***]	[***]	[***]
604	[***]	632,605,591	602	[***]	[***]	[***]
605	[***]	606	573,604,636	[***]	[***]	[***]
606	[***]	607,608	605,638	[***]	[***]	[***]
607	[***]	773	606	[***]	[***]	[***]
608	[***]	766	606	[***]	[***]	[***]
609	[***]			[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
610	[***]			[***]	[***]	[***]
611	[***]			[***]	[***]	[***]
612	[***]			[***]	[***]	[***]
613	[***]			[***]	[***]	[***]
614	[***]	615		[***]	[***]	[***]
615	[***]	617	614	[***]	[***]	[***]
616	[***]		615	[***]	[***]	[***]
617	[***]	619	615	[***]	[***]	[***]
618	[***]		617FS-5 w	[***]	[***]	[***]
619	[***]	622	617	[***]	[***]	[***]
620	[***]		619	[***]	[***]	[***]
621	[***]	667		[***]	[***]	[***]
622	[***]	624	619	[***]	[***]	[***]
623	[***]		622	[***]	[***]	[***]
624	[***]	626,644,697,412	622	[***]	[***]	[***]
625	[***]		624	[***]	[***]	[***]
626	[***]	629,649	624	[***]	[***]	[***]
627	[***]		304,309	[***]	[***]	[***]
628	[***]	649	363	[***]	[***]	[***]
629	[***]	631	626	[***]	[***]	[***]
630	[***]		629	[***]	[***]	[***]
631	[***]	632	629	[***]	[***]	[***]
632	[***]	636	631,604,573	[***]	[***]	[***]
633	[***]		632	[***]	[***]	[***]
634	[***]			[***]	[***]	[***]
635	[***]	636	641,363	[***]	[***]	[***]
636	[***]	637,605,422FF,594FF	632,635	[***]	[***]	[***]
637	[***]	638,423FF,595FF	636	[***]	[***]	[***]
638	[***]	656,606,650,424FF,596FF,639	637,368,374,367,404,410	[***]	[***]	[***]
639	[***]	772	638	[***]	[***]	[***]
640	[***]			[***]	[***]	[***]
641	[***]	635	276	[***]	[***]	[***]
642	[***]			[***]	[***]	[***]
643	[***]			[***]	[***]	[***]
644	[***]	645	624	[***]	[***]	[***]
645	[***]	646	644	[***]	[***]	[***]
646	[***]	762	645	[***]	[***]	[***]
647	[***]			[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
648	[***]	660		[***]	[***]	[***]
649	[***]	650	626,628	[***]	[***]	[***]
650	[***]	116,652,661	638,649	[***]	[***]	[***]
651	[***]			[***]	[***]	[***]
652	[***]	656	650	[***]	[***]	[***]
653	[***]			[***]	[***]	[***]
654	[***]	655FS-6w	305,310	[***]	[***]	[***]
655	[***]	656	654FS-6w	[***]	[***]	[***]
656	[***]	657	638,652,655	[***]	[***]	[***]
657	[***]	658	656	[***]	[***]	[***]
658	[***]	659	657	[***]	[***]	[***]
659	[***]	709,664	658	[***]	[***]	[***]
660	[***]		648	[***]	[***]	[***]
661	[***]	662,663	650	[***]	[***]	[***]
662	[***]		661	[***]	[***]	[***]
663	[***]	664	661	[***]	[***]	[***]
664	[***]	666	663, 659	[***]	[***]	[***]
665	[***]	704		[***]	[***]	[***]
666	[***]	682,680	664	[***]	[***]	[***]
667	[***]	704	621,381,387,393	[***]	[***]	[***]
668	[***]	672		[***]	[***]	[***]
669	[***]	670		[***]	[***]	[***]
670	[***]	671	669	[***]	[***]	[***]
671	[***]		670	[***]	[***]	[***]
672	[***]		668	[***]	[***]	[***]
673	[***]	675		[***]	[***]	[***]
674	[***]			[***]	[***]	[***]
675	[***]	677	673	[***]	[***]	[***]
676	[***]			[***]	[***]	[***]
677	[***]	678	675	[***]	[***]	[***]
678	[***]	681,685	677	[***]	[***]	[***]
679	[***]			[***]	[***]	[***]
680	[***]		666	[***]	[***]	[***]
681	[***]		678	[***]	[***]	[***]
682	[***]	683	666	[***]	[***]	[***]
683	[***]	775	682	[***]	[***]	[***]
684	[***]			[***]	[***]	[***]
685	[***]		678	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
686	[***]	687		[***]	[***]	[***]
687	[***]		686	[***]	[***]	[***]
688	[***]			[***]	[***]	[***]
689	[***]	690	426	[***]	[***]	[***]
690	[***]	691	689	[***]	[***]	[***]
691	[***]	692	690	[***]	[***]	[***]
692	[***]		691	[***]	[***]	[***]
693	[***]		309	[***]	[***]	[***]
694	[***]			[***]	[***]	[***]
695	[***]	697	359	[***]	[***]	[***]
696	[***]	749		[***]	[***]	[***]
697	[***]	698	695,624	[***]	[***]	[***]
698	[***]	767,699	697	[***]	[***]	[***]
699	[***]	700,702	698	[***]	[***]	[***]
700	[***]	701	699	[***]	[***]	[***]
701	[***]	702	700	[***]	[***]	[***]
702	[***]	703	699,701	[***]	[***]	[***]
703	[***]	771	702	[***]	[***]	[***]
704	[***]		667,665	[***]	[***]	[***]
705	[***]			[***]	[***]	[***]
706	[***]			[***]	[***]	[***]
707	[***]			[***]	[***]	[***]
708	[***]			[***]	[***]	[***]
709	[***]	710	659	[***]	[***]	[***]
710	[***]	711	709	[***]	[***]	[***]
711	[***]	712	710	[***]	[***]	[***]
712	[***]		711	[***]	[***]	[***]
713	[***]			[***]	[***]	[***]
714	[***]			[***]	[***]	[***]
715	[***]		146	[***]	[***]	[***]
716	[***]		152	[***]	[***]	[***]
717	[***]		160	[***]	[***]	[***]
718	[***]		195	[***]	[***]	[***]
719	[***]			[***]	[***]	[***]
720	[***]		154	[***]	[***]	[***]
721	[***]		162	[***]	[***]	[***]
722	[***]		213	[***]	[***]	[***]
723	[***]		168	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
724	[***]		223	[***]	[***]	[***]
725	[***]		248	[***]	[***]	[***]
726	[***]			[***]	[***]	[***]
727	[***]		215	[***]	[***]	[***]
728	[***]		7	[***]	[***]	[***]
729	[***]		173	[***]	[***]	[***]
730	[***]		65	[***]	[***]	[***]
731	[***]		227	[***]	[***]	[***]
732	[***]			[***]	[***]	[***]
733	[***]			[***]	[***]	[***]
734	[***]		259	[***]	[***]	[***]
735	[***]		180	[***]	[***]	[***]
736	[***]		275	[***]	[***]	[***]
737	[***]			[***]	[***]	[***]
738	[***]		74	[***]	[***]	[***]
739	[***]		83	[***]	[***]	[***]
740	[***]		302	[***]	[***]	[***]
741	[***]		133	[***]	[***]	[***]
742	[***]		297	[***]	[***]	[***]
743	[***]		186	[***]	[***]	[***]
744	[***]			[***]	[***]	[***]
745	[***]		511	[***]	[***]	[***]
746	[***]		502	[***]	[***]	[***]
747	[***]		233	[***]	[***]	[***]
748	[***]		494	[***]	[***]	[***]
749	[***]		696	[***]	[***]	[***]
750	[***]			[***]	[***]	[***]
751	[***]		490	[***]	[***]	[***]
752	[***]		326	[***]	[***]	[***]
753	[***]		383	[***]	[***]	[***]
754	[***]		389	[***]	[***]	[***]
755	[***]		365	[***]	[***]	[***]
756	[***]		371	[***]	[***]	[***]
757	[***]		377	[***]	[***]	[***]
758	[***]		395	[***]	[***]	[***]
759	[***]		401	[***]	[***]	[***]
760	[***]		407	[***]	[***]	[***]
761	[***]		127	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.

ID	Task Name	Successor	Predecessor	Duration	Start	Finish
762	[***]		646	[***]	[***]	[***]
763	[***]		486	[***]	[***]	[***]
764	[***]		93	[***]	[***]	[***]
765	[***]			[***]	[***]	[***]
766	[***]		608	[***]	[***]	[***]
767	[***]		698	[***]	[***]	[***]
768	[***]		103	[***]	[***]	[***]
769	[***]		576	[***]	[***]	[***]
770	[***]			[***]	[***]	[***]
771	[***]		703	[***]	[***]	[***]
772	[***]		639	[***]	[***]	[***]
773	[***]		607	[***]	[***]	[***]
774	[***]		120	[***]	[***]	[***]
775	[***]		683	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
Exhibit 2.b
Unilife Milestones
Milestone Deliverables
The list of milestones are currently being reviewed and finalised and those listed be low are considered to be a preliminary list.
The following is a list of deliverable identified by documents which have been taken from the current Unilife project plan.
It has been agreed that these deliverables will be presented at quarterly intervals.
Sanofi-aventis will review the documents and where applicable submit comments for consideration by Unilife.
Unilife undertakes to address the comments received from sanofi-aventis and where necessary take the appropriate corrective action.
Where corrective action is required, Unilife will resubmit the document as a deliverable in the subsequent quarter.
2009 Q2 — Milestone
     [***]
2009 Q3 — Milestone
     [***]
2009 Q4 — Milestone
     [***]
2010 Q1 — Milestone
     [***]
2010 Q2 — Milestone
     [***]
2010 Q3 — Milestone
     [***]
2010 Q4 — Milestone
     [***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
Exhibit 3
List of potential suppliers — Components
The following is a list of potential supplier some of whom are currently supplying product to Unilife and/or sanofi-aventis
It is understood that all suppliers will be subject to full qualification as required under the relevant Unilife SOP and may also be subject to qualification by sanofi-aventis quality systems.

Material	Company	Telephone	Address
Glass	[***]	[***]	[***]
Glass	[***]	[***]	[***]
Glass	[***]	[***]	[***]
Glass	[***]	[***]	[***]
Glass	[***]	[***]	[***]
Springs	[***]	[***]	[***]
Plastics	[***]	[***]	[***]
Plastics	[***]	[***]	[***]
Rubber	[***]	[***]	[***]
Rubber	[***]	[***]	[***]
Rubber	[***]	[***]	[***]
Needles	[***]	[***]	[***]
Needles	[***]	[***]	[***]

Exhibit 10.3
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The omitted materials have been filed separately with the Securities and Exchange Commission.
Exhibit 4
Dispute Resolution Procedure
In the event of a dispute between the Parties that is required to be resolved by the Agreement pursuant to the procedures of this Exhibit 4 the patties shall observe the following procedure:
1.	The Parties shall make all reasonable efforts to resolve the dispute by amicable negotiations.

2.
For factual matters related to the quality of Products, the Parties shall mutually select an independent laboratory to evaluate the materials. Such evaluation shall be binding on the Parties only with respect to the factual determinations made in such evaluation.

3.
For factual matters related to GMP issues, the Parties shall mutually select an independent quality consultant to evaluate the issue. Such evaluation shall be binding on the Parties only with respect to the factual determinations made in such evaluation.

4.
For factual matters related to an accounting matter, the Parties shall mutually select an independent certified accounting firm of international prominence in France to audit the relevant books and records of the Parties related to such matters. Such audit shall be binding on the Parties only with respect to the factual determinations made in such audit.

5.
The provisions of this Exhibit shall govern to finally resolve all disputes, controversies and claims between the Parties hereunder; provided, however, that the factual determinations made pursuant to Sections 2, 3 and 4 of this Exhibit shall be final and binding upon the Parties.

6.	No laboratory or quality consultant or accounting firm selected or acting pursuant to this Exhibit shall be deemed to be an arbitrator.

7.	Costs and expenses of any such laboratory or quality consultant or accounting firm shall be borne by the non-prevailing Party.